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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


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                                    FORM 8-K
                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JUNE 12, 2003

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                                HOLLY CORPORATION
             (Exact name of Registrant as specified in its charter)


           DELAWARE                     001-03876               75-1056913
       (State or other          (Commission File Number)     (I.R.S. Employer
jurisdiction of incorporation)                            Identification Number)

     100 CRESCENT COURT,                                        75201-6927
          SUITE 1600                                            (Zip code)
        DALLAS, TEXAS
    (Address of principal
      executive offices)


       Registrant's telephone number, including area code: (214) 871-3555

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)


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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(c)      EXHIBITS.

         99.1     --       Press Release of the Company issued June 12, 2003.*


ITEM 9. REGULATION FD DISCLOSURE.

         The following information is furnished pursuant to Item 9, "Regulation FD Disclosure" and Item 12, "Disclosure of Results of Operations and Financial Condition."

         On June 12, 2003, Holly Corporation (the "Company") issued a press release announcing the Company's earnings for the third quarter of fiscal year 2003. A copy of the Company's press release is attached hereto as Exhibit 99.1 and incorporated herein in its entirety.

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* Filed herewith.
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                              HOLLY CORPORATION

                              By: /s/ Stephen J. McDonnell
                                 ---------------------------------------------
                                  Stephen J. McDonnell
                                  Vice President and Chief Financial Officer

Date: June 12, 2003



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                                  EXHIBIT INDEX



     EXHIBIT
      NUMBER                             EXHIBIT TITLE
     -------                             -------------
       99.1     --       Press Release of the Company issued June 12, 2003.



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